Texture Innovation Day November 14, 2024 Exhibit 99 2 Forward-Looking Statements This presentation contains or may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ingredion intends these forward-looking statements to be covered by the safe harbor provisions for such statements. Forward-looking statements include, among others, any statements regarding our expectations for full-year 2024 Texture & Healthful Solutions net sales, operating income, operating income margin and EBITDA margin, 2028 Texture & Healthful Solutions net sales, operating income, operating income margin and EBITDA margin, market growth rates for various ingredients or products, and any other statements regarding our prospects and our future operations, financial condition, volumes, cash flows, expenses or other financial items, including management’s plans or strategies and objectives for any of the foregoing and any assumptions, expectations, or beliefs underlying any of the foregoing. These statements can sometimes be identified by the use of forward-looking words such as “may,” “will,” “should,” “anticipate,” “assume,” “believe,” “plan,” “project,” “estimate,” “expect,” “intend,” “continue,” “pro forma,” “forecast,” “outlook,” “propels,” “opportunities,” “potential,” “provisional,” or other similar expressions or the negative thereof. All statements other than statements of historical facts therein are “forward-looking statements.” These statements are based on current circumstances or expectations, but are subject to certain inherent risks and uncertainties, many of which are difficult to predict and beyond our control. Although we believe our expectations reflected in these forward-looking statements are based on reasonable assumptions, investors are cautioned that no assurance can be given that our expectations will prove correct. Actual results and developments may differ materially from the expectations expressed in or implied by these statements, base d on various risks and uncertainties, including geopolitical conflicts and actions arising from them, including the impacts on the availability and prices of raw materials and energy supplies, supply chain interruptions, and volatility in foreign exchange and interest rates; changing consumer consumption preferences that may lessen demand for products we make; the effects of global economic conditions and the general political, economic, business, and market conditions that affect customers and consumers in the various geographic regions and countries in which we buy our raw materials or manufacture or sell our products, and the impact these factors may have on our sales volumes, the pricing of our products and our ability to collect our receivables from customers; future purchases of our products by major industries which we serve and from which we derive a significant portion of our sales, including, without limitation, the food, animal nutrition, beverage and brewing industries; the risks associated with pandemics; the uncertainty of acceptance of products developed through genetic modification and biotechnology; our ability to develop or acquire new products and services at rates or of qualities sufficient to gain market acceptance; increased competitive and/or customer pressure in the corn-refining industry and related industries, including with respect to the markets and prices for our primary products and our co-products, particularly corn oil; price fluctuations, supply chain disruptions, and shortages affecting inputs to our production processes and delivery channels, including raw materials, energy costs and availability and cost of freight and logistics; our ability to contain costs, achie ve budgets and realize expected synergies, including with respect to our ability to complete planned maintenance and investment projects on time and on budget as well as with respect to freight and shipping costs and hedging activities; operating difficulties at our manufacturing facilities and liabilities relating to product safety and quality; the effects of climate change and legal, regulatory, and market measures to address climate change; our ability to successfully identify and complete acquisitions, divestitures, or strategic alliances on favorable terms as well as our ability to successfully conduct due diligence, integrate acquired businesses or implement and maintain strategic alliances and achieve anticipated synergies with respect to all of the foregoing; economic, political and other risks inherent in conducting operations in foreign countries and in foreign currencies; the failure to maintain satisfactory labor relations; our ability to attract, develop, motivate, and maintain good relationships with our workforce; the impact on our business of natural disasters, war, threats or acts of terrorism, or the occurrence of other significant events beyond our control; the impact of impairment charges on our goodwill or long-lived assets; changes in government policy, law, or regulation and costs of legal compliance, including compliance with environmental regulation; changes in our tax rates or exposure to additional income tax liability; increases in our borrowing costs that could result from increased interest rates; our ability to raise funds at reasonable rates and other factors affecting our access to sufficient funds for future growth and expansion; interruptions, security incidents, or failures with respect to information technology systems, processes, and sites; volatility in the stock market and other factors that could adversely affect our stock price; risks affecting the continuation of our dividend policy; and our ability to maintain effective internal control over financial reporting. Our forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement as a result of new information or future events or developments. If we do update or correct one or more of thes e statements, investors and others should not conclude that we will make additional updates or corrections. For a further description of these and other risks, see “Risk Factors” and other information included in our Annual Report on Form 10-K for the year ended December 31, 2023, and our subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. Today’s agenda Innovation process behind texture and how it drives profitable growth • James P. Zallie, President and CEO • Valdirene Evans, Senior Vice President and President, Global Texture Solutions • Michael O’Riordan, Senior Vice President, Texture & Healthful Solutions, EMEA and Asia-Pacific • Michael Leonard, Senior Vice President, Chief Innovation Officer and Head of Protein Fortification • Jim Gray, Executive Vice President and Chief Financial Officer 9:00 a.m. End of program Q&A Tours and tastings – Food pilot plant/Culinology kitchen/Pilot innovation center Texture and tasting experience lunch 11:15 a.m. 12:30 p.m. 1:30 p.m. 3 Break Texture Solutions Jim Zallie President and CEO Ingredion Texture Innovation Day November 14, 2024 4

Ingredion
Be what's next.

Unlike flavor, texture has no standardized descriptors

Texture impacts:

- Appearance
- Mouthfeel
- Flavor release
- Taste
- Auditory experience
- Overall liking



CHINESE LANGUAGE:

140+

Terms for **food texture**



JAPANESE LANGUAGE:

400+

Terms for **food texture**


spongy
slimy
pulpy
gritty
crunchy
sticky
creamy
flaky
chewy
juicy
rough
crispy
fibrous
crumbly
mushy
soggy
rubbery
velvety
lumpy
grainy
brittle
tender
gelatinous
gooey
silky
firm
smooth

Source: Journal of Texture Studies

5

Ingredion
Be what's next.

Yet, all of us have our personal texture preferences …


Crunchy
CREAMY
CRISPY
SIGNATURE UNCURED PEPPERONI
SWEET & CREAMY
CHUNKY
CHEWY CHOCOLATE CHIP
6 BARS
Silky Smooth
VELVETY
PURE CREAM

Source: Ingredion internal and third-party research

6

Ingredion
Be what's next.

And if the texture isn't working, then consumers won't come back for more

Texture…

- can affect **how full we feel** after eating
- can **influence perception** of **food's temperature**
- can be **impacted by the microscopic structure** of food
- can **influence** our **memories** of eating experiences
- can determine **overall satisfaction** of food
- can influence how we **perceive food's nutritional value**
- can influence **how quickly we eat**
- **preferences vary** significantly across **cultures**
- and flavor can **be influenced by our perception of** the **sound** of food
- can greatly influence **acceptance**

>50%

of consumers would **reject** a food **product** if they **don't like the texture**[1]

Source: 1) Ingredion propriety global study on consumer attitudes towards food, 11 countries, about 1,000 participants each or 11,602 total, September 2024

7

Ingredion
Be what's next.

Texture plays an undervalued but vital role impacting taste and consumers' overall liking


Sweet spot for "Solutions"
Flavor
Texture
Healthful
TASTE AND OVERALL LIKING

7 out of 10 consumers agreed that **texture** gave food and beverages a more **interesting experience**[1]

84% of consumers **associated light texture** with **healthier options**[2]

Source: 1) Innova Market Insights 2019; 2) Ingredion propriety global study on consumer attitudes towards food, 11 countries, about 1,000 participants each or 11,602 total, September 2024,.

8

Ingredion
Be what's next.

Texture & Healthful Solutions consists of three distinct end markets


Food and Beverage
~90%
Beauty and Home Care
Pharma
~10%
Savory & Flavors
Remaining food categories
Dairy & Alt. Dairy
Other
Bakery
Batter & Breading

$2.4 - 2.5B
Estimated FY 2024 Net Sales*

13% - 15%
Estimated FY 2024 Operating Income Margin*

* Guidance issued on November 5, 2024

9

Ingredion
Be what's next.

The global texture market is expansive, offering significant potential for growth and margin enhancement


Packaged Food Retail
$600B
Global Texturizing Ingredients and Solutions
$20B
INGR 2024 T&HS Net Sales
$2.4 – 2.5B*

Global front-of-pack texturizer opportunities

- Starch
- Hydrocolloids
- Fibers

10%
of products launched in 2023 had **front-of-package texture claims**[1]

Source: Internally compiled detail across various sources including: Markets and Markets, Technavio, Market Data Research, Statista,Ingredion internal intelligence, 1) Innova
* Guidance issued on November 5, 2024

10

Ingredion
Be what's next.

To accelerate growth, we have identified 3 priority consumer benefit areas within our Texture & Healthful Solutions segment to target



1. **The "texture experience"**
2. **Affordability**
3. **Clean label/Natural/Authentic**



11



- UNIQUELY RECOGNIZED
- RESPECTED, CREDIBLE
- IDEA GENERATOR AND CONCEPT DEVELOPER
- OPPORTUNITY SPOTTER
- PROBLEM SOLVER
- SOLUTIONS PROVIDER
- CO-CREATOR AND INNOVATION PARTNER

Winning Aspiration:

Be recognized as the go-to provider for texture and healthful solutions that make healthy taste better

WE STRIVE TO MAKE HEALTHY, HEALTHIER AND HEALTHFUL FOODS TASTE BETTER THROUGH TEXTURE'S IMPACT ON OVERALL LIKING

WE STRIVE TO MAKE FOODS HEALTHIER AND HEALTHFUL

12

The Texture Opportunity

Valdirene Evans
Senior Vice President and President, Global Texture Solutions

Ingredion Texture Innovation Day
November 14, 2024



13

Texture market is large and growing

Affordability and clean label trends represent a large opportunity


Texture Market
Packaged Food Retail $600B
Global Ingredients/ Solutions $20B
INGR 2024 Net Sales* $2.4 - $2.5B
Clean Label*
(incl. in texture experience)
Global Consumption $150B
Global Claim Enabling ~$1B
Affordability*
(incl. in texture experience)
Global Consumption $130B
Global Ingredients $7-10B
Starches
Hydrocolloids
Fibers
2-5%
Volume CAGR

Source: Euromonitor, Innova, internal INGR estimates
* Guidance issued on November 5, 2024

14

Majority of consumers prefer products that are affordable or clean label


80%

Pay attention to the price of food and beverage products


75%

Think the **claim "all natural" is very appealing**


72%

Prefer products with **natural ingredients**


60%

Regularly **check the ingredient list**

Note: Ingredion study, The percentages represent Top-2 Box values. Top-2 Box values represent on a scale from 1 = I do not agree at all to 5 = I totally agree, respondents that chose the value 5 or 4. Please indicate how much you agree that the following statements apply to your personal habits?

15

What drives demand in the texture market?

16

Demand for texture ingredients driven by economic growth and urbanization

1. **Developed markets**
High demand for diverse textures, high GDP per capita, lower percentage of daily home-cooked meals – huge demand for convenience

2. **Developing markets**
Higher percentage of daily home-cooked meals, due to affordability of basic ingredients and available time, lower GDP per capita

Country	RTE meals[1] (kg)	GDP per capita[2]	Total population[2]
Germany	20 kg	$52,746	84 million
United States	16 kg	$81,695	335 million
Thailand	13 kg	$7,172	72 million
Brazil	6 kg	$10,043	216 million

Source: 1) Statistica - The Ready-to-Eat (RTE) Meals market covers products that require minimal preparation by the consumer, i.e., meals that only require heating up; Average volume per person in ready to eat meals market 2024 2) Worldbank data

17

Significant potential exists for innovative texture ingredients that deliver superior performance

Modified starch consumption per capita
2023 kg per capita


6x times larger
Significant headroom for growth
World
US

Modified starch consumption per capita comparably low in emerging markets, representing a strong growth opportunity

	World	US
Population (2023)	8.0B	0.3B
Projected pop. growth *(2023-2030)*	+500M	+15M

Source: Internal Estimates, World Population Review, Statista, Census, United Nations

18

Growing trends shaping texture opportunities

Convenience



Urbanization and lifestyle trends driving

Delivery



2 billion delivery consumers in 2024

GrubHub, Deliveroo accelerating technology deliveries

Multi-cultural foods


VIRAL
MOCHI

60% of consumers prefer multi-texture and multi-flavor foods

Source: 1) https://www.manchesterprofessionals.co.uk/article/business-management/64477/urbanization-and-busy-lifestyles-propel-convenience-food-market-to-72-cagr
2) https://www.statista.com/outlook/emo/online-food-delivery/worldwide
3) Ingredion propriety global study on consumer attitudes towards food, 11 countries, about 1,000 participants each or 11,602 total, September 2024

19

How does Ingredion meet the global texture opportunity?

20

The texture opportunity is global, success is enabled by our knowledge of local tastes and preferences


6 Idea labs
8 Idea labs
12 Idea labs
4 Idea labs
22 plants globally

21

Our customers' value chain presents challenges and opportunities

	Product requirements	Formulation	Manufacturing	Packaging, shipping and storage	Consumption
Challenges – Multiple points of quality loss or product failure	Complex product/label requirements	Variability in raw ingredients	Ensuring batch to batch consistency	Maintaining shelf-life stability in ambient or cold temperatures	Delivering high quality eating experience and texture profile
INGR Solutions – Value creation at every step in the journey	Product formulation expertise & expansive portfolio	Unique grains and raw materials	Functional & customized solutions to simplify manufacturing	Maintaining textural stability	Improved eating experience with novel textures



22

The journey of innovation to enable customer success


Engage customers
Explore how texture makes healthy taste better
Assess the current state
Define the problem/opportunity
Rapidly generate digital concepts and solutions
Precise, data-driven prioritization
Model and test prototypes
Implement and scale
Purchase solutions

23

Our texture business is focused on 5 categories, each representing high growth sub-categories

	Savory	Dairy	Bakery	Snacks	Beverage
Focus sub-categories	• Sauces & dressings *(wet & dry applications)* • Meat, fish & poultry • Ready meals *(wet & dry applications)* • Batters & breadings • Noodles	• Yogurt & yogurt alt. • Processed cheese & cheese alt. • Creamers and milk alt.	• Cake, donut, pastry incl. fillings & toppings • Bread, bread mixes, tortillas	• Biscuit, cookies and crackers	• Sports & energy drinks *(Ready to drink & ready to mix applications)*
Texturizer Market Size 2024	$~5B	$~1B	$~8B	$~2B	$~1B
Texturizer Market Growth (%CAGR)	2-3%	3-4%	3-4%	1-2%	6-7%

Global sales from these categories represents >90% of the texture solutions opportunity

Source: Euromonitor, internal INGR analysis Assumptions: Global TS Only

24

The opportunity to elevate texture is now . . . 25 • Leading global position in texture • Adding new capabilities and unique insights in texture • Identify and create consumer-preferred textures • Improve customer success rates for new product launches • Capture value extending beyond a product-led model . . . . and let us share some examples Customers . . . and Solutions Michael O’Riordan Senior Vice President, Texture & Healthful Solutions, EMEA and Asia-Pacific Ingredion Texture Innovation Day November 14, 2024 26 >80% Approximately of product launches fail Ensuring product success through superior texture and taste 27 This requires significant knowledge and know-how Source: HBR Texture is the critical element for a favorable eating experience and driving consumers repeat purchase 28 Texture accounts for 40% of the overall consumer liking1 Texture can make or break a consumer’s eating experience. Will they purchase again or try something else? 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 Firmness Slipperiness Chalkiness Mouth drying Overall mouthcoating Chalky mouthcoating Visual viscosity Color intensity Viscosity Uniformity of compression Overall mouthfeel Overall mouthfeel (1 min) Balance and blend Flavor lag Body/fullness Total impact Total impact Astringent Bitter Sour Source: proprietary consumer product evaluations

Texture is more critical for certain categories of food

+70%

of respondents think texture is "Very Important"



Dairy yogurt



Savory bakery



Ice cream



Noodles/pasta



Sweet bakery

Note: Ingredion study, The percentages represent Top-2 Box values. Top-2 Box values represent on a scale from 1 = I do not agree at all to 5 = I totally agree, respondents that chose the value 5 or 4. Please indicate how much you agree that the following statements apply to your personal habits?

29

Eyes on the fries

**$17B*
Market
15%**
CAGR

Extending hold times unlocks **massive value** for QSR and delivery **customers**

Fry-specific challenges:
- Multiple thermo-cycles greatly impact product texture and quality along with combinations of moisture, heat and oil lead to extremely short hold times



Sources: 1. Ingredion Proprietary Research, Batter & Breading, 2021; 2. Ingredion Proprietary Research, QSR 2023 (Product specific problems)
Source: Innova Market Insights 2024 | Fortune Business Insights 2024*

30

Flying high with tortillas

**$45B*
Market
Flat**
CAGR

Tortilla-specific challenges:
- Thermo processes across formulating, baking, freezing, and microwaving creates multiple points of failure
- Need for better stretchability and texture

Market growth dependent upon key attributes:
- Lower carb
- Gluten & grain free
- Higher protein

Multi-form function and label attributes are key drivers of market growth



Source: Innova Market Insights 2024 | Market Research Future 2024*

31

Much ado about mochi

**$283B*
Market
18%**
CAGR

Mochi-specific challenges:
- Bringing new innovations in mochi texture, extending shelf-life and avoiding collapsing post-bake while maintaining desired chewy texture

New product launches for mochi by region 2019-2023


2019
2020
2021
2022
2023
APAC
EMEA
NA

Innovative textural experiences for generational consumers



Source: Innova Market Insights 2024 | Verified Market Research 2024*

Our approach to texture has broadened over time and our solutions capabilities have become more holistic 33 Opportunities for reformulations Changing pizza innovation needs Growth in gluten-free Thin-crust pizza – lower calories Plant-based – vegetarian solutions High-quality home delivery via extended shelf life Dairy Milk/dairy solids replacement Savory/Meals Egg, oil & tomato solids replacement Bakery Egg, fat, gluten replacement Cheese • Value-added Ingredients • Plant-based cheese • Clean label anti-cake for improved melt • Systems-based approach/reduce labor costs Toppings • Value-added ingredients • Plant-based meat alternative pizza toppings Crust • Value-added ingredients • Texture: Chewy – Crispy • Gluten-free • Protein enhancement with pulse flours Sauce • Value for money through tomato solids replacement • 35% reduction for 10-15% recipe cost savings Elevating texture solutions with a holistic services approach and cutting-edge scientific capabilities 34 34 Understanding and delivering the unique texture, taste and label attributes that drive a product’s success Sensory/consumer liking Texture science/ applications Consumer ingredient preference Predictive formulation à la carte services Play T- Rex video The Science: Technology Platforms Supporting Sensory and Formulation Michael Leonard Senior Vice President, Chief Innovation Officer and Head of Protein Fortification Ingredion Texture Innovation Day November 14, 2024 36

Consumers are globally diverse and our customer's needs arise from all parts of the world

Ingredion
Be what's next.



6 Idea labs
8 Idea labs
12 Idea labs
4 Idea labs
22 plants globally

Global Center

37

Ingredion
Be what's next.

Unmet customer needs shape our innovation agenda

Consumer, industry and customer insights

Technology Platforms and Process Technology

- Plant science
- Ingredient science
- Texture science
- Ingredient informatics
- Process technology
- Biotransformation

Functional Capabilities

- Scientific and regulatory affairs
- Sensory
- Culinology
- Analytical and measurement science
- Intellectual property management
- Open innovation & venturing

38

We offer the broadest and deepest portfolio of specialty starches, which are foundational to texturizing

Ingredion
Be what's next.

NATURE-BASED RAW MATERIALS

CORN | TAPIOCA | RICE | POTATO | PEA | OTHERS

TEXTURE SOLUTIONS
Supporting the structure and texture behind consumers' great eating experiences

- STARCHES
- HYDROCOLLOIDS

CUSTOMIZED SOLUTIONS

TEXTURE FOR HEALTHFUL SOLUTIONS
Offering healthful solutions to help satisfy a changing world without compromising consumer expectations

- FIBERS (fiber enrichment, digestive health, metabolic health, protein fortification)
- SWEETENERS (sugar reduction)

39

Ingredion
Be what's next.

Eating is simple, but food is complicated

Eating Experience Continuum



Perceived Texture









Oral process → Food structure → Food micro-structure → Inter/intra molecular function & interaction → Molecular structure

40

41 Getting delicious food to people is also complex Which of the below have you ever experienced when eating at or ordering from fast food/fast casual restaurants? Taste is the most important attribute for consumers buying frozen breaded products.1 Not crispy enough fries and chicken are frequent and bothersome issues for QSR and fast casual consumers.2 Sources: 1. Ingredion Proprietary Research, Batter & Breading, 2021; 2. Ingredion Proprietary Research, QSR 2023 (Product specific problems) 5% 6% 8% 8% 14% 16% 23% 27% 30% 33% Sauce/Dressing was too sticky Not enough plant-based options Not enough sauces to choose from Cheese was too leathery Fried chicken wasn't crispy enough Not enough healthy options Taste isn't consistent Food wasn't fresh Fries weren't crispy enough Food was cold 41 Texture is experienced across multiple senses – our product designs address all of them 0.00 1.00 2.00 3.00 4.00 5.00 Audible Crunch Crispiness Bite Resistance Tooth Packing Standard clear coated control Ingredion optimized solution +44% +75% +22% -20% 42 Achieving just-right texture through batters and coatings starts at the molecular level Amylose-containing starches, like high amylose maize, are commonly used to increase crunchiness, hardness, and strength. Amylopectin-containing starches, like waxy maize, are commonly used to increase expansion and deliver crispiness. Porous, open, lightBrittle, dense set = Crunch 43 Doing this successfully requires deep structure-function understanding that is unique to Ingredion 44 -1,6-glucosidic bond -1,4-glucosidic bond A-chain B1-chain C-chain -1,6-glucosidic bond -1,4-glucosidic bond B2/B3-chain Starch granule Crystalline lamella Amylose and amylopectin molecules can organize in many different ways… ...which result in larger structures that are critical to texture

Our deep understanding of food structure enables us to customize texture experiences 45 Confocal laser scanning micrographs of a French fry coating Potato cells Surface crust Potato cells Oil globules Surface crust We have a range of capabilities to drive texture preference, and plant science is among the most powerful 46 Plant Science Process Technology Biotransformation Our product portfolio and technical capabilities enable great textures that consumers crave 47 Crispier for longer Novel, soft and springy Indulgent creaminess Superior stretch and melt Texture & Healthful Growth: Driving Financial Success Jim Gray Executive Vice President and CFO Ingredion Texture Innovation Day November 14, 2024 48

Growth drivers

1. **Volume growth** – Demonstrated trends around health and wellness, affordability and clean label, as well as expanding pharma and beauty portfolio
2. **Product mix enhancement** – Shift towards higher ASP products and customized solutions with unique functionality
3. **Pricing centers of excellence** – Driving optimized pricing for premium high-performing solutions with clear customer benefits
4. **Solutions and services** – Leveraging our formulation expertise and customers' requirements for speed to market to accelerate innovation

49

Ingredion leading market positions in texture across most markets



US/CAN
- Ingredion
- Peer A
- Peer B
- Peer D
- Others

APAC*
- Ingredion
- Peer C
- Peer A
- Peer B
- Others

Europe
- Ingredion
- Peer B
- Peer A
- Peer C
- Others

Middle East & Africa
- Peer A
- Ingredion
- Peer E
- Peer C
- Others

Source: Ingredion competitive intelligence
* For corn-based texture market

50

Texture & Healthful Solutions segment 4 year growth outlook



+5 - 6%
CAGR
~$3B
Net Sales
~$2.4-$2.5B
Operating Income
$300 - $400M
$450 - $550M

	2024	2028
Estimated Op. Inc. Margin	13% - 15%	16% - 18%
EBITDA Margin	15% - 17%	18% - 20%

Long-term Growth Projections
2025 – 2028

- **Net Sales** 5% - 6% CAGR
- **Gross Profit Margin** 27% - 28% 2024 est.
- **Op. Income** 8% -10% CAGR

51



Texture & Healthful Solutions requires greater investment in R&D and technical solutions capabilities

- ~2.5% R&D of T&HS Segment sales
- SG&A 12%-14% of sales
- Organic investment supporting future capacity
- Growing IP library

52

Margin growth will come from greater incremental mix of higher value products and solutions

Ingredion
Be what's next.

Volume Growth



+3 – 5%
Rest of company*
Texture & Healthful

Average Selling Price



~2x – 2.5x
Rest of company*
Texture & Healthful

*Rest of Company includes all remaining businesses of Ingredion

53

We will continue to expand our texture portfolio through organic capital investment and strategic M&A

Ingredion
Be what's next.

$160M

Starch-based texturizers



Invested over 2021-2024 period

$100M

China expansion



Commissioned in 2022

$40M

Food systems



KaTech

Integrated and accretive

TIC GUMS
Penford
KaTech by Ingredion
AD&C
MANNITAB

* Investments made over previous years and ongoing commitments

54



- UNIQUELY RECOGNIZED
- RESPECTED, CREDIBLE
- IDEA GENERATOR AND CONCEPT DEVELOPER
- OPPORTUNITY SPOTTER
- PROBLEM SOLVER
- SOLUTIONS PROVIDER
- CO-CREATOR AND INNOVATION PARTNER

Winning Aspiration:

Be recognized as the go-to provider for texture and healthful solutions that make healthy taste better

WE STRIVE TO MAKE HEALTHY, HEALTHIER AND HEALTHFUL FOODS TASTE BETTER THROUGH TEXTURE'S IMPACT ON OVERALL LIKING

WE STRIVE TO MAKE FOODS HEALTHIER AND HEALTHFUL

55

Q&A

Ingredion
Be what's next.

Our Purpose



Bringing the potential of people, nature and technology together to make life better

56

30 digitally connected Idea Labs in all geographies

- ● Pilot Plants
- ● Application Laboratories
- ● Local Kitchens / Laboratories
- ▲ Culinology
- ■ Sensory

Ingredion
Be what's next.



Mississauga, ON, Canada
Bedford Park, IL- USA
Kerr
Englewood, CO
Bridgewater, NJ, USA
White Marsh, MD
Queretaro
Mexico City
Cali, Colombia
Mogi Guacu, Brazil
Manchester, UK
Hamburg, Germany
Lubeck, Germany
Cornwala - Pakistan
Dubai, UAE
Mumbai, India
Nairobi - Kenya
Johannesburg, South Africa
Tokyo, Japan
Shanghai, China
Ho Chi Minh, Viet Nam
Bangkok, Thailand
Manila, Philippines
Kuala Lumpur, Malaysia
Singapore
Jakarta, Indonesia
Sydney, Australia

Global Center



Co-Creation • Formulation Expertise in key categories • Sensory / Culinology • Technical Support

57

Ingredion
Be what's next.

Bridgewater Idea Labs Tour Leads



Hazel Fromm-Tatosian
Senior Director
Global Applications



Juliana Bernalostos-Boy
Senior Director
Project Portfolio Management



Eric Weisser
Senior Director
Open & Customer Innovation



Tarak Shah
Senior Manager
Texture Solutions – Non-Food

A



Didem Icoz
Director
Applications – Texture & Healthful Solutions

B



Elena De La Pena
Senior Program Manager
Innovation

C

58